UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

Vincerx Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39244	83-3197402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Sheridan Avenue, Suite 400 Palo Alto, California	94306
(Address of principal executive offices)	(Zip Code)

(650) 800-6676

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VINC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)             On August 25, 2022, pursuant to its authority to make equity awards from time to time under the 2020 Stock Incentive Plan of Vincerx Pharma, Inc. (the “Company”), the Compensation Committee of the Company’s Board of Directors approved the grant of non-statutory stock options (“Options”) to all Company employees, including the Company’s executive officers. The Options are to be granted in three tranches, with the first tranche granted on August 25, 2022 and the second and third tranches to be granted on November 15, 2022 and February 15, 2023, respectively, subject to the satisfaction of certain conditions including that the employee must still be employed as of the grant date of each tranche. The Options will have an exercise price equal to the closing price of the Company’s common stock on the date of grant, and each Option will vest with respect to 1/24th of the shares subject to the Option on each monthly anniversary of the date of grant, subject to continued employment on each vesting date. Options approved for grant to the Company’s executive officers consist of the following:

Name	Title	Tranche#1 Option		Tranche #2 Option		Tranche #3 Option
		Shares	Date of Grant	Shares	Date of Grant	Shares	Date of Grant
Dr. Ahmed M. Hamdy	Chief Executive Officer (Principal Executive Officer)	60,000	8/25/22	60,000	11/15/22	90,000	2/15/23
Dr. Raquel E. Izumi	President & Chief Operations Officer	60,000	8/25/22	60,000	11/15/22	90,000	2/15/23
Alexander A. Seelenberger	Chief Financial Officer (Principal Financial Officer)	58,000	8/25/22	56,000	11/15/22	86,000	2/15/23
Tom C. Thomas	General Counsel & Chief Legal Officer	58,000	8/25/22	56,000	11/15/22	86,000	2/15/23

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2022

VINCERX PHARMA, INC.

By:	/s/ Raquel E. Izumi
Raquel E. Izumi
President and Chief Operations Officer